                                                                   EXHIBIT 10.23


                 FIRST AMENDMENT TO THREE-YEAR CREDIT AGREEMENT

         This FIRST AMENDMENT TO THREE-YEAR CREDIT AGREEMENT (this "First Amendment") is entered into this __ day of January, 2003, to be effective for all purposes as of December 11, 2002 (the "Amendment Effective Date"), among CITGO PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), the undersigned Lenders, and BANK OF AMERICA, N.A. as administrative agent (the "Administrative Agent") for the Lenders and as a Lender, L/Credit Issuer and Swing Line Lender. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Three-Year Credit Agreement dated as of December 11, 2002 (the "Credit Agreement"); and

         WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders desire to modify certain covenants of the Credit Agreement, subject to the terms hereof;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 of this First Amendment:

         (a) Amendments to Section 7.01(a) (Limitation on Liens).

         (i) The first sentence of Section 7.01(a) of the Credit Agreement is amended to read as follows: "The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, incur or suffer to exist any Lien on or with respect to any asset, property or revenues of the Borrower or such Subsidiary, whether now owned or hereafter acquired, or any interest therein, or assign or sell any income or revenues (including accounts receivable) in respect thereof, except the following (collectively, "Permitted Liens", and individually, a "Permitted Lien"):".

         (ii) The first clause of Section 7.01(a)(xii) is amended by adding the following words to the beginning: "sales of Receivables pursuant to any Receivables Purchase Facility and".

         (b) Amendment to Section 7.01(d) (Indebtedness, Guarantees, and Preferred Stock of Subsidiaries). Section 7.01(d) of the Credit Agreement is amended by amending subsection (i) thereof in its entirety as follows:

                  "(i) The Borrower shall not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness or Guarantees, except (A) Indebtedness owed to the Borrower or to a Wholly-Owned Subsidiary, (B) subject to the limitations set forth in Section 7.01(a)(xii), Receivables Financing Indebtedness under Receivables Purchase Facilities, and (C)


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                  other Indebtedness and Guarantees in an aggregate principal amount for all Subsidiaries at any time outstanding not to exceed five percent of Net Worth as of the end of the most recent Fiscal Quarter for which financial statements have been delivered or are required to be delivered pursuant to Section 6.01(a) or (b)."

         (c) Amendment to Section 7.01(e) (Indebtedness of the Borrower to Subsidiaries). Section 7.01(e) is amended by adding the following sentence to the end thereof: "For purposes of this Section 7.01(e), Indebtedness of the Borrower owed to a Subsidiary shall not include Receivables Financing Indebtedness, if any, resulting from the sale of Receivables by the Borrower to the Subsidiary pursuant to a Receivables Purchase Facility permitted by Section 7.01(a)(xii)."

         SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each Lender that:

         (a) This First Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

         (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct on and as of the date of execution hereof and as of the Amendment Effective Date, after giving effect to this First Amendment, as if made on and as of the date of execution hereof and as of the Amendment Effective Date.

         (c) As of the date of execution hereof and as of the Amendment Effective Date, at the time of and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

         (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing (other than routine informational filings with the SEC) with, any Governmental Authority is necessary or required in connection with the execution and delivery of this First Amendment or the performance by the Borrower of its obligations hereunder. This First Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this First Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Borrower's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower is subject; or (c) violate any Requirement of Law.

         SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in Section 1 of this First Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

                  (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, and the Required Lenders.

                  (b) Payment of Fees and Expenses. The Borrower shall have paid all accrued, unpaid fees, costs and expenses owed pursuant to this First Amendment, the Credit Agreement or any other agreement between the Borrower and the Administrative Agent or any Lender pertaining thereto, to the extent then due and payable.

Upon satisfaction of the foregoing conditions precedent set forth in this
Section 3, the Administrative Agent shall notify the Borrower and the Lenders in writing.

         SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment.

         SECTION 5. Effect of Amendment. This First Amendment (i) except as provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower hereby acknowledges and agrees that the Obligations are the legal, valid and binding obligations of the Borrower without offset, counterclaim or defense, remain in full force and effect, are unimpaired by this First Amendment and are hereby affirmed by the Borrower.

         SECTION 6. Miscellaneous. THIS FIRST AMENDMENT SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW. No provision of this First Amendment shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



                         [SIGNATURES BEGIN ON NEXT PAGE]

         THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO THREE-YEAR CREDIT AGREEMENT THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                               CITGO PETROLEUM CORPORATION


                               By: /s/ EDDIE R. HUMPHREY
                                   -------------------------------------------
                                   Name:  Eddie R. Humphrey
                                   Title: Senior Vice President Finance
                                          and Chief Financial Officer












 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               BANK OF AMERICA, N.A., as Administrative Agent, and as a Lender, L/Credit Issuer and Swing
                               Line Lender



                               By: /s/ CLAIRE M. LIU
                                   -------------------------------------------
                                   Claire M. Liu
                                   Managing Director















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               JPMORGAN CHASE BANK, as a Lender



                               By: /s/ ROBERT C. MERTENSOTTO
                                   -------------------------------------------
                                   Name:  Robert C. Mertensotto
                                   Title: Managing Director
















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               SOCIETE GENERALE, as a Lender



                               By: /s/ ED MORE
                                   -------------------------------------------
                                   Name:  Ed More
                                   Title: Managing Director
















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               THE BANK OF NEW YORK, as a Lender



                               By: /s/ RAYMOND J. PALMER
                                   -------------------------------------------
                                   Name:  Raymond J. Palmer
                                   Title: Vice President














 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               MIZUHO CORPORATE BANK, LTD., as a Lender



                               By: /s/ JACQUES AZAGURY
                                   -------------------------------------------
                                   Name:  Jacques Azagury
                                   Title: Senior Vice President & Manager
















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               SUNTRUST BANK, as a Lender



                               By: /s/ DAVID J. EDGE
                                   -------------------------------------------
                                   Name:  David J. Edge
                                   Title: Director


















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               FLEET NATIONAL BANK, as a Lender



                               By: /s/ NOT SIGNED
                                   -------------------------------------------
                                   Name:
                                   Title:
















 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               BNP PARIBAS, as a Lender



                               By: /s/ J. ONISCHUK        /s/ LARRY ROBINSON
                                   -------------------------------------------
                                   Name:  J. Onischuk     Larry Robinson
                                   Title: Director        Vice President












 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               THE ROYAL BANK OF SCOTLAND PLC, as a Lender



                               By: /s/ MATTHEW MAIN
                                   -------------------------------------------
                                   Name:  Matthew Main
                                   Title: Senior Vice President














 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               BANK ONE, N.A. (Main Office - Chicago),
                               as a Lender



                               By: /s/ DANIEL A. DAVIS
                                   -------------------------------------------
                                   Name:  Daniel A. Davis
                                   Title: Director











 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               WESTLB AG, NEW YORK BRANCH, as a Lender



                               By: /s/ KLAUS NEUHAUS
                                   -------------------------------------------
                                   Name:  Klaus Neuhaus
                                   Title: Managing Director

                               By: /s/ MARTIN FRAME
                                   -------------------------------------------
                                   Name:  Martin Frame
                                   Title: Associate Director






 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               BANK OF OKLAHOMA, NATIONAL ASSOCIATION,
                               as a Lender



                               By: /s/ STEPHEN R. PATTISON
                                   -------------------------------------------
                                   Name:  Stephen R. Pattison
                                   Title: Senior Vice President







 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT

                               THE NORTHERN TRUST COMPANY, as a Lender



                               By: /s/ MELISSA A. WHITSON
                                   -------------------------------------------
                                   Name:  Melissa A. Whitson
                                   Title: Vice President




 THIS IS A SIGNATURE PAGE TO THE CITGO PETROLEUM CORPORATION FIRST AMENDMENT TO
                          THREE-YEAR CREDIT AGREEMENT